UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2005
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amended 2004 Executive Incentive Plan
     On November 3, 2005, the stockholders of Lam Research Corporation (the “Company”) approved an amendment (the “Amendment”) of the Company’s 2004 Executive Incentive Plan (the “Executive Incentive Plan”). The Amendment (i) allows the Company to issue performance-based stock awards from the Company’s equity incentive plans in addition to the cash payments previously allowed under the Executive Incentive Plan, (ii) provides that the independent members of the Company’s Board of Directors (the “Board”) shall be entitled to review and approve the Compensation Committee’s determinations of the amounts to be paid to Lam’s Chief Executive Officer and Executive Chairman, and the extent to which awards granted to those officers under the Executive Incentive Plan have vested, (iii) provides the Compensation Committee discretion to designate members of senior management eligible to participate in the Executive Incentive Plan, and (iv) revises the business criteria that the Compensation Committee can select from in establishing the business goals for an incentive payment compensation measurement period. The Amendment is effective for measurement periods beginning on or after November 4, 2005.
Amended 1997 Stock Incentive Plan
     On November 2, 2005, upon recommendation of the Compensation Committee, the Board approved an amendment of the Company’s 1997 Stock Incentive Plan (the “1997 Plan”) to remove provisions in the 1997 Plan that required annual equity grants to non-employee Board members (“the “Non-Employee Directors”) to be made in the form of stock options. Future equity-based grants to Non-Employee Directors may be in any form permitted under the Company’s equity incentive plans for which Non-Employee Directors are eligible, in form and amount as determined by the Board upon recommendation of the Compensation Committee.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

4.1 (1)	Lam Research Corporation 2004 Executive Incentive Plan, amended and restated as of November 4, 2005
4.2	Lam Research Corporation 1997 Stock Incentive Plan, amended and restated as of November 2, 2005

(1)	Incorporated by reference to Appendix B of the Registrant’s Proxy Statement filed on October 7, 2005 (SEC File Number 000-12933).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 8, 2005

LAM RESEARCH CORPORATION
By:	/s/ Stephen G. Newberry
Stephen G. Newberry
President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
4.1 (1)	Lam Research Corporation 2004 Executive Incentive Plan, amended and restated as of November 4, 2005
4.2	Lam Research Corporation 1997 Stock Incentive Plan, amended and restated as of November 2, 2005

(1)	Incorporated by reference to Appendix B of the Registrant’s Proxy Statement filed on October 7, 2005 (SEC File Number 000-12933).